Exhibit 10.1

AMENDMENT NO. 2 TO SALES AGREEMENT

October 27, 2026

Needham & Company, LLC

250 Park Avenue

New York, New York 10177

Clear Street LLC

4 World Trade Center,

150 Greenwich Street, 45th Floor

New York, New York 10007

Ladies and Gentlemen:

22nd Century Group, Inc., a Nevada corporation (the “Company”), and Needham & Company, LLC (“Needham”) are parties to that certain Sales Agreement, dated November 4, 2025 (the “Original Agreement”), as amended by Amendment No. 1 to Sales Agreement, dated March 31, 2026 (“Amendment No. 1” and, the Original Agreement as amended by Amendment No. 1, the “Existing Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Existing Agreement. The Existing Agreement, as amended by this Amendment No. 2 (this “Amendment No. 2”), is referred to herein as the “Agreement.”

WHEREAS, pursuant to the Existing Agreement, the Company may issue and sell Placement Shares from time to time through Needham, as sales agent, pursuant to the Registration Statement and the Prospectus;

WHEREAS, the Company desires to engage Clear Street LLC (“Clear Street”) as an additional sales agent under the Agreement, and Clear Street desires to accept such engagement and to become a party to the Agreement, on substantially the same terms and subject to substantially the same conditions as apply to Needham thereunder;

WHEREAS, Needham shall continue to act as a Sales Agent under the Agreement, and nothing in this Amendment No. 2 is intended to remove Needham as a party to, or to diminish Needham’s rights or obligations under, the Agreement except as expressly set forth herein; and

WHEREAS, the Company, Needham and Clear Street desire to amend the Existing Agreement as set forth in this Amendment No. 2.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company, Needham and Clear Street agree as follows:

1. Effectiveness of Amendment No. 2. This Amendment No. 2 shall become effective as of the date first written above (the “Amendment No. 2 Effective Date”).

2. Joinder of Clear Street. From and after the Amendment No. 2 Effective Date, Clear Street shall be a party to, and shall be considered a Sales Agent under, the Agreement, and Clear Street hereby agrees to be bound by, and shall be entitled to the benefits of, all of the terms and provisions of the Agreement applicable to a Sales Agent, in each case as if Clear Street had been an original signatory to the Original Agreement as a Sales Agent. The Company hereby appoints Clear Street, and Clear Street hereby accepts such appointment, as a sales agent of the Company with respect to the offering and sale of the Placement Shares in accordance with the terms of the Agreement. Needham shall continue to be a Sales Agent under the Agreement, and the rights and obligations of Needham under the Existing Agreement are hereby ratified and confirmed, except as expressly modified by this Amendment No. 2 to reflect the participation of more than one Sales Agent.

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3. Amendment to Definition of “Sales Agent”. The first paragraph of the Existing Agreement is hereby amended by deleting the phrase “Needham & Company, LLC (the “Sales Agent”)” and replacing it with the following:

“Needham & Company, LLC (“Needham”) and Clear Street LLC (“Clear Street” and, each of Needham and Clear Street, individually, a “Sales Agent” and, collectively, the “Sales Agents”)”

4. Construction of References to the Sales Agent. From and after the Amendment No. 2 Effective Date, except as otherwise expressly provided in this Amendment No. 2 or as the context otherwise requires each reference in the Agreement (including the schedules and exhibits thereto) to the Sales Agent shall be deemed to refer to each Sales Agent, individually, and the obligations of the Sales Agents under the Agreement shall be several, and not joint. The Company shall deliver a Placement Notice to one or both Sales Agents concurrently, and if provided to both concurrently, the Placement Notice shall indicate which Sales Agent shall sell Placement Shares pursuant to such Placement Notice on each Trading Day, and any termination of the Agreement by a Sales Agent shall be effective only as to such Sales Agent.

5. Amendment to Section 13(a) (Notices). Clause (b) of the first sentence of Section 13(a) of the Existing Agreement is hereby deleted in its entirety and replaced with the following:

“(b) if to the Sales Agents, (i) to Needham at the offices of Needham & Company, LLC, 250 Park Avenue, New York, NY 10177, Attention: Matthew Castrovince, email: mcastrovince@needhamco.com, and (ii) to Clear Street LLC , Attention: General Counsel, 4 World Trade Center, New York, New York 10007, email: bfriedman@clearstreet.io, in each case, with a copy (which shall not constitute notice) to Faegre Drinker Biddle & Reath LLP, 2200 Wells Fargo Center, 90 S. 7th Street, Minneapolis, Minnesota 55402, Attention: Jonathan Zimmerman, facsimile: (612) 766-1600, email: jon.zimmerman@faegredrinker.com.”

6. Schedules. Schedules 1 and 3 to the Existing Agreement are hereby deleted in their entirety and replaced with Schedules 1 and 3 attached hereto as Annex A.

7. No Other Amendments. Except as expressly set forth herein, the Existing Agreement shall remain unmodified and in full force and effect and is hereby ratified and confirmed in all respects, and nothing herein shall be deemed to remove Needham as a Sales Agent. The compensation payable under the Agreement shall be allocated between the Sales Agents as separately agreed in writing among the Company and the Sales Agents. In the event of any conflict between the terms of this Amendment No. 2 and the terms of the Existing Agreement, the terms of this Amendment No. 2 shall control. From and after the Amendment No. 2 Effective Date, all references in the Existing Agreement to “this Agreement,” “hereof,” “hereunder” and words of similar import shall mean the Existing Agreement as amended by this Amendment No. 2; provided, however, that all references to “the date of this Agreement” in the Existing Agreement shall continue to refer to November 4, 2025, the date of the Original Agreement, except that, solely with respect to Clear Street, such references in any representation or warranty in Section 6 of the Agreement shall also be deemed to refer to the Amendment No. 2 Effective Date.

8. Entire Agreement; Severability. This Amendment No. 2, together with the Existing Agreement (including all schedules and exhibits attached hereto and thereto and Placement Notices issued pursuant thereto), constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Amendment No. 2 nor any term hereof may be amended except pursuant to a written instrument executed by the Company and each of the Sales Agents. Section 13(h) of the Existing Agreement shall apply to this Amendment No. 2, mutatis mutandis.

9. Governing Law. This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law, consistent with Section 13(e) of the Existing Agreement.

10. Counterparts. This Amendment No. 2 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment No. 2 by one party to the other parties may be made by facsimile or electronic transmission (e.g., PDF).

[Signature pages follow]

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IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 2 as of the date first written above.

22ND CENTURY GROUP, INC.

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Sales Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 2 as of the date first written above.

NEEDHAM & COMPANY, LLC

By:	/s/ Matthew Castrovince
Name:	Matthew Castrovince
Title:	Managing Director

[Signature Page to Amendment No. 2 to Sales Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 2 as of the date first written above.

CLEAR STREET LLC

By:	/s/ Ryan Gerety
Name:	Ryan Gerety
Title:	Managing Director

[Signature Page to Amendment No. 2 to Sales Agreement]

ANNEX A

SCHEDULE 1

Form of Placement Notice

From:	22nd Century Group, Inc.

To:	Needham & Company, LLC
Clear Street LLC

Attention:	Matthew Castrovince
Ryan Gerety

Subject:	Placement Notice

Date: [____], 20[__]

Ladies and Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Sales Agreement, dated November 4, 2025, as amended by Amendment No. 1 thereto, dated March 31, 2026, and Amendment No. 2 thereto, dated October 27, 2026, by and among 22nd Century Group, Inc., a Nevada corporation (the “Company”), Needham & Company, LLC and Clear Street LLC (the “Sales Agents”), the Company hereby requests that the Sales Agents sell up to [___] shares of the Company’s common stock, par value $0.00001 per share (the “Shares”), at a minimum price of $[___] per share, during the time period beginning [month, day, time] and ending [month, day, time] [until all Shares that are the subject of this Placement Notice are sold].

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SCHEDULE 3

Notice Parties

The Company

Lawrence Firestone – lfirestone@xxiicentury.com

Daniel Otto – DOtto@xxiicentury.com

Jonathan Staffeldt – jstaffeldt@xxiicentury.com

The Sales Agents

Needham

Shawn Messner – smessner@needhamco.com

Matthew Castrovince – mcastrovince@needhamco.com

Brandon Lebow – blebow@needhamco.com

Clear Street

Ryan Gerety – rgerety@clearstreet.io

Bradley Friedman – bfriedman@clearstreet.io

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